UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2007

UNIVERSAL COMPRESSION HOLDINGS, INC.
UNIVERSAL COMPRESSION, INC.
(Exact name of registrants as specified in their charters)

Delaware Texas (State or other jurisdiction of incorporation)	001-15843 333-48279 (Commission File Number)	13-3989167 74-1282680 (IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas (Address of principal executive offices)	77041 (Zip Code)
(713) 335-7000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
Item 9.01.Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX

     Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
     On July 13, 2007, Universal Compression, Inc. (“Universal”) called for redemption all $175 million in aggregate principal amount of its outstanding 7 1/4 % Senior Notes due 2010. The notes will be redeemed on August 13, 2007. The notes were issued and the redemption will be effected pursuant to the provisions of the Indenture dated as of May 27, 2003 between Universal and The Bank of New York, as trustee. The notes will be redeemed at a redemption price of 103.625% of the principal amount thereof, plus accrued and unpaid interest to the redemption date.
     The descriptions of the notes and the Indenture are set forth under the caption “Description of Notes” in Universal’s prospectus dated July 30, 2003 and filed with the SEC under Rule 424 of the Securities Act of 1933, as amended, on July 31, 2003, which descriptions are incorporated herein by reference. The Indenture and the form of note are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Form 8-K and are incorporated in this Item 2.04 by reference.
     Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

4.1	Indenture, dated May 27, 2003, by and between Universal Compression, Inc., as Issuer, and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.11 of Universal Compression Holdings, Inc.’s Annual Report on Form 10-K for the twelve months ended March 31, 2003).

4.2	Specimen of Universal Compression, Inc.’s 7 1/4% Senior Notes due 2010 (incorporated by reference to Exhibit 4.11 of Universal Compression Holdings, Inc.’s Annual Report on Form 10-K for the twelve months ended March 31, 2003).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION HOLDINGS, INC. UNIVERSAL COMPRESSION, INC. (Registrants)

Date: July 19, 2007	By:	/s/ Donald C. Wayne
Donald C. Wayne
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Indenture, dated May 27, 2003, by and between Universal Compression, Inc., as Issuer, and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.11 of Universal Compression Holdings, Inc.’s Annual Report on Form 10-K for the twelve months ended March 31, 2003).

4.2	Specimen of Universal Compression, Inc.’s 7 1/4% Senior Notes due 2010 (incorporated by reference to Exhibit 4.11 of Universal Compression Holdings, Inc.’s Annual Report on Form 10-K for the twelve months ended March 31, 2003).